Exhibit 10.12

Shenzhen Adkiosk Technology Co., Ltd

SALES AGREEMENT

This Sales Agreement (the “Agreement”) is entered into 1st July 2021 (the “Effective Date”), by and between ShenZhen Adkiosk Technology Co. Ltd. with an address of Building A-11, Haosi Nanpu Tech Industrial Zone, Nanpu Road, Shajing ST, Bao An, Shen Zhen, China (the “Seller”) and Sagtec Group Sdn Bhd, with an address of No 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur, (the “Buyer”), also individually referred to as “Party”, and collectively “the Parties.”

BACKGROUND:

The Seller is the manufacturer/distributor of the following product(s):

1.	Food Ordering Kiosk Machine

2.	Server AP01 PLUS

3.	Proxy Cloud Server

4.	High Speed Ram Multi Hit Entry Server

and

The Buyer wishes to purchase the aforementioned product(s).

THEREFORE, the Parties agree as follows:

1.	Delivery. The Seller shall deliver the Goods to the Buyer at the buyer’s office address. The Goods shall be deemed delivered when the Buyer has accepted delivery at the above-referenced location.

2.	Purchase Price & Payments. The Seller agrees to sell the Goods to the Buyer. The Seller will provide an invoice to the Buyer at the time of delivery. All invoices must be paid, in full, before the delivery of the products.

3.	Inspection of Goods & Rejection. The Buyer is entitled to inspect the Goods upon delivery. If the Goods are unacceptable for any reason, the Buyer must reject them at the time of delivery or within five (5) business days from the date of delivery. If the Buyer has not rejected the Goods within five (5) business days from the date of delivery, the Buyer shall have waived any right to reject that specific delivery of Goods. In the event the Buyer rejects the Goods, the Buyer shall allow the Seller a reasonable time to cure the deficiency. A reasonable time period shall be determined by industry standards for the particular Goods, as well as the Seller and the Buyer.

Sales Contract	Page 1 of 3

Shenzhen Adkiosk Technology Co., Ltd

4.	Risk of Loss. Risk of loss will be on the Seller until the time when the Buyer accepts delivery. The Seller shall maintain any and all necessary insurance in order to insure the Goods against loss at the Seller’s own expense.

5.	Title. Title to the Goods will remain with the Seller until the Buyer accepts delivery.

6.	Excuse for Delay or Failure to Perform. The Seller will not be liable to the Buyer for any delay, non-delivery or default of this Agreement due to labor disputes, transportation shortage, delay or shortage of materials to produce the Goods, fires, accidents, Acts of God, or any other causes outside of the Seller’s control. The Seller shall notify the Buyer immediately upon realization that it will not be able to deliver the Goods as promised. Either Party may terminate this Agreement upon such notice.

7.	Termination. This Agreement may be terminated at any time by either Party upon written notice to the other Party. The Buyer will be responsible for payment of all Goods delivered and accepted up to the date of termination.

8.	Disclaimer of Warranties. THE GOODS ARE SOLD ‘AS IS’. THE SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

9.	Limitation of Liability. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY DAMAGES RESULTING FROM ANY PART OF THIS AGREEMENT SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFIT OR LOST BUSINESS, COSTS OF DELAY OR FAILURE OF DELIVERY, WHICH ARE NOT RELATED TO OR THE DIRECT RESULT OF A PARTY’S NEGLIGENCE OR BREACH.

10.	Severability. In the event any provision of this Agreement is deemed invalid or unenforceable, in whole or in part, that part shall be severed from the remainder of the Agreement and all other provisions should continue in full force and effect as valid and enforceable.

11.	Waiver. The failure by either Party to exercise any right, power, or privilege under the terms of this Agreement will not be construed as a waiver of any subsequent or future exercise of that right, power, or privilege or the exercise of any other right, power, or privilege.

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Shenzhen Adkiosk Technology Co., Ltd

12.	Remedies and Legal Fees. In the event of a dispute, the Buyer’s sole remedy for any and all losses or damages resulting from defective Goods or from any other cause will be for the purchase price of the particular Goods with respect to which losses or damages are claimed, plus any shipping costs paid by the Buyer. In the event such dispute results in legal action, the successful Party will be entitled to its legal fees, including, but not limited to its attorneys’ fees.

13.	Legal and Binding Agreement. This Agreement is legal and binding between the Parties as stated above. This Agreement may be entered into and is legal and binding both in the United States and throughout Europe. The Parties each represent that they have the authority to enter into this Agreement.

14.	Governing Law and Jurisdiction. The Parties agree that this Agreement shall be governed by the State and/or Country in which both Parties do business. In the event that the Parties do business in different States and/or Countries, this Agreement shall be governed by Malaysia law.

15.	Entire Agreement. The Parties acknowledge and agree that this Agreement represents the entire agreement between the Parties. In the event that the Parties desire to change, add, or otherwise modify any terms, they shall do so in writing to be signed by both Parties.

The Parties agree to the terms and conditions set forth above as demonstrated by their signatures as follows:

Seller

Signed:	/s/ Feng Lang
Name:	Feng Lang
Date:	01/07/2021

Buyer

Signed:	/s/ Ng Chen Lok
Name:	Ng Chen Lok
Date:	01/07/2021

Sales Contract	Page 3 of 3

Shenzhen Adkiosk Technology Co., Ltd

SALES AGREEMENT

This Sales Agreement (the “Agreement”) is entered into 1st April 2021 (the “Effective Date”), by and between ShenZhen Adkiosk Technology Co. Ltd. with an address of Building A-11, Haosi Nanpu Tech Industrial Zone, Nanpu Road, Shajing ST, Bao An, Shen Zhen, China (the “Seller”) and CL Technologies (International) Sdn Bhd, with an address of No 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur, (the “Buyer”), also individually referred to as “Party”, and collectively “the Parties.”

BACKGROUND:

The Seller is the manufacturer/distributor of the following product(s):

1.	Server AP01 PLUS

2.	Proxy Cloud Server

3.	High Speed Ram Multi Hit Entry Server

4.	Power Bank Charging Station (Kiosk Device w/32” Screen)

5.	Power Bank Charging Station (Table Kiosk No Screen)

and

The Buyer wishes to purchase the aforementioned product(s).

THEREFORE, the Parties agree as follows:

1.	Delivery. The Seller shall deliver the Goods to the Buyer at the buyer’s office address. The Goods shall be deemed delivered when the Buyer has accepted delivery at the above-referenced location.

2.	Purchase Price & Payments. The Seller agrees to sell the Goods to the Buyer. The Seller will provide an invoice to the Buyer at the time of delivery. All invoices must be paid, in full, before the delivery of the products.

3.	Inspection of Goods & Rejection. The Buyer is entitled to inspect the Goods upon delivery. If the Goods are unacceptable for any reason, the Buyer must reject them at the time of delivery or within five (5) business days from the date of delivery. If the Buyer has not rejected the Goods within five (5) business days from the date of delivery, the Buyer shall have waived any right to reject that specific delivery of Goods. In the event the Buyer rejects the Goods, the Buyer shall allow the Seller a reasonable time to cure the deficiency. A reasonable time period shall be determined by industry standards for the particular Goods, as well as the Seller and the Buyer.

Sales Contract	Page 1 of 3

Shenzhen Adkiosk Technology Co., Ltd

4.	Risk of Loss. Risk of loss will be on the Seller until the time when the Buyer accepts delivery. The Seller shall maintain any and all necessary insurance in order to insure the Goods against loss at the Seller’s own expense.

5.	Title. Title to the Goods will remain with the Seller until the Buyer accepts delivery.

6.	Excuse for Delay or Failure to Perform. The Seller will not be liable to the Buyer for any delay, non-delivery or default of this Agreement due to labor disputes, transportation shortage, delay or shortage of materials to produce the Goods, fires, accidents, Acts of God, or any other causes outside of the Seller’s control. The Seller shall notify the Buyer immediately upon realization that it will not be able to deliver the Goods as promised. Either Party may terminate this Agreement upon such notice.

7.	Termination. This Agreement may be terminated at any time by either Party upon written notice to the other Party. The Buyer will be responsible for payment of all Goods delivered and accepted up to the date of termination.

8.	Disclaimer of Warranties. THE GOODS ARE SOLD ‘AS IS’. THE SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANT ABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

9.	Limitation of Liability. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY DAMAGES RESULTING FROM ANY PART OF THIS AGREEMENT SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFIT OR LOST BUSINESS, COSTS OF DELAY OR FAILURE OF DELIVERY, WHICH ARE NOT RELATED TO OR THE DIRECT RESULT OF A PARTY’S NEGLIGENCE OR BREACH.

10.	Severability. In the event any provision of this Agreement is deemed invalid or unenforceable, in whole or in part, that part shall be severed from the remainder of the Agreement and all other provisions should continue in full force and effect as valid and enforceable.

11.	Waiver. The failure by either Party to exercise any right, power, or privilege under the terms of this Agreement will not be construed as a waiver of any subsequent or future exercise of that right, power, or privilege or the exercise of any other right, power, or privilege.

Sales Contract	Page 2 of 3

Shenzhen Adkiosk Technology Co., Ltd

12.	Remedies and Legal Fees. In the event of a dispute, the Buyer’s sole remedy for any and all losses or damages resulting from defective Goods or from any other cause will be for the purchase price of the particular Goods with respect to which losses or damages are claimed, plus any shipping costs paid by the Buyer. In the event such dispute results in legal action, the successful Party will be entitled to its legal fees, including, but not limited to its attorneys’ fees.

13.	Legal and Binding Agreement. This Agreement is legal and binding between the Parties as stated above. This Agreement may be entered into and is legal and binding both in the United States and throughout Europe. The Parties each represent that they have the authority to enter into this Agreement.

14.	Governing Law and Jurisdiction. The Parties agree that this Agreement shall be governed by the State and/or Country in which both Parties do business. In the event that the Parties do business in different States and/or Countries, this Agreement shall be governed by Malaysia law.

15.	Entire Agreement. The Parties acknowledge and agree that this Agreement represents the entire agreement between the Parties. In the event that the Parties desire to change, add, or otherwise modify any terms, they shall do so in writing to be signed by both Parties.

The Parties agree to the terms and conditions set forth above as demonstrated by their signatures as follows:

Seller

Signed:	/s/ Feng Lang
Name:	Feng Lang
Date:	01/04/2021

Buyer

Signed:	/s/ Ng Chen Lok
Name:	Ng Chen Lok
Date:	01/04/2021

Sales Contract	Page 3 of 3